UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Microwave Filter Company, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Microwave Filter Company, Inc.
6743 Kinne Street
East Syracuse, New York 13057
Notice of Annual Meeting of Shareholders

To the Shareholders of Microwave Filter Company, Inc.:

    At the direction of the Board of Directors of Microwave Filter Company, Inc., a New York corporation (the 'Company'), notice is hereby given that the Annual meeting of Shareholders of the Company (the 'Meeting') will be held at 10:00 a.m. on Wednesday, April 10, 2013 at the Best Western Plus Carrier Circle, 6555 Old Collamer Road South, East Syracuse, New York 13057 for the following purposes:

     Proposal 1. The election of 4 directors to hold office until the Annual Meeting of the Shareholders at which their term expires or until their successors have been duly elected;

    Proposal 2. The ratification of the appointment of EFP Rotenberg, LLP, Certified Public Accountants, as the Company's independent registered public accounting firm for the 2013 fiscal year;

    Proposal 3. To hold an advisory vote on executive compensation;

    Proposal 4. To hold an advisory vote on the frequency of the advisory vote on executive compensation; and

    Proposal 5. To consider a shareholder proposal described in the annexed proxy statement.

    The Board of Directors has fixed the close of business on February 22, 2013 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournments thereof.

By order of the Board of Directors

Robert R. Andrews
Chairman of the Board
Dated: March 4, 2013
Syracuse, New York

YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

MICROWAVE FILTER COMPANY, INC.
Proxy Statement for Annual Meeting of Shareholders

General

    The enclosed Proxy is solicited on behalf of the Board of Directors of Microwave Filter Company, Inc. (the 'Company') for use at the Company's Annual Meeting of Shareholders (the 'Annual Meeting') to be held on Wednesday, April 10, 2013 at 10:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Best Western Plus Carrier Circle, 6555 Old Collamer Road South, East Syracuse, New York 13057.

    The Company's principal executive offices are located at 6743 Kinne Street, East Syracuse, New York 13057. The telephone number at that address is (315) 438-4700.

     These proxy solicitation materials and the Annual Report to Shareholders were first mailed on or about March 4, 2013 to all shareholders entitled to vote at the Annual Meeting.

Record Date and Shares Outstanding

    Shareholders of record at the close of business on February 22, 2013 are entitled to notice of, and to vote at, the Annual Meeting. At the record date 2,585,161 shares of the Company's common stock were issued, outstanding and entitled to vote at the Annual Meeting.

Availablility of Proxy Materials

    Our Annual Report to Shareholders and this Proxy Statement are available on the Company's website at www.microwavefilter.com.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

    Every shareholder voting for the election for Directors is entitled to one vote for each share held of record on the record date. Directors are elected by a plurality of the votes cast at the meeting.

    A quorum at the Annual Meeting shall consist of one-third (1/3) of the outstanding shares entitled to vote, represented either in person or proxy. Abstentions are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Votes against a candidate and votes withheld from voting for a candidate will have no effect on the election of directors.

    If a stockholder is the beneficial owner of shares held in "street name" by a bank or brokerage firm, such bank or brokerage firm, as the record holder of the shares, is required to vote those shares in accordance with such stockholder's instructions. If the stockholder does not give instructions to such bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to certain "discretionary" items, but will not be permitted to vote such stockholder's shares with respect to "non- discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes."

     Shares treated as broker non-votes will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Broker non-votes will not be counted as votes cast 'for' or votes 'withheld' for the election of directors.

    The proposal to ratify the appointment of EFP Rotenberg, LLP as the Company's independent auditor for the fiscal year ending September 30, 2013 as well as any other matter properly submitted to shareholders for their consideration at the Annual Meeting, will be approved if a majority of the votes cast at the Annual meeting are voted 'FOR' those proposals.

     The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the common shares present in person or represented by proxy, and entitled to vote at the Annual Meeting. The advisory vote on executive compensation is a non-binding advisory vote; however, the Compensation Committee and Board of Directors intend to consider the outcome of the vote when considering future executive compensation decisions. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for the purpose of determining whether a matter has been approved.

    The advisory vote on the frequency of the advisory vote on executive compensation will be decided by the alternative receiving the highest number of voting shares, present in person or represented by proxy, and entitled to vote at the Annual Meeting. Because the advisory vote on the frequency of the advisory vote on executive compensation is a non-binding advisory vote, the Board may decide that it is in the best interests of the stockholders and the Corporation to hold an advisory vote on executive compensation more or less frequently than the option approved by the stockholders.

    The cost of this solicitation will be borne by the Company. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies at a fee of $12,500 (which includes expenses.) In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by telegram.

Deadline for Receipt of Shareholder Proposals

    Proposals of shareholders which are intended to be presented by such shareholders at the Company's 2014 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than November 1, 2013 in order to be included in the proxy soliciting material relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

Shareholder Communications with Directors

     Shareholders who want to communicate with the Board or an individual director can write to: Richard Jones, Corporate Secretary, Microwave Filter Company, Inc., 6743 Kinne Street, East Syracuse, New York 13057. Your letter should indicate that you are a shareholder of Microwave Filter Company, Inc. Depending on the subject matter, management will:

    Forward the communication to the director or directors to whom it is addressed; or

    Attempt to handle the inquiry directly, for example, requests for information or stock-related matters.

Corporate Governance

    Our executive officers, management and employees conduct our business under the direction of the Chief Executive Officer and with the independent oversight of our Board. Our Board is composed of directors who are not employed by us, with the exception of Mr. Fahrenkrug and Mr. Jones. A non- executive director serves as Chairman of the Board. We believe that having a non-executive Chairman of the Board emphasizes the importance of the Board's objectivity and independence from management and best promotes the effective functioning of the Board's oversight role. At regularly scheduled Board meetings, our non-employee directors meet in executive session without management present. Our Board also ensures that we have an effective management team in place to run the Company and serves to protect and advance the long-term interests of our shareholders.

     Oversight of risk management is a responsibility of the Board of Directors and is an integral part of the Board's oversight of our business. The Company's senior management is primarily responsible for managing the day-to- day risks of the Company's business, and is best equipped to assess and manage those risks. The Board regularly receives reports on the Company's exposure to risk from senior management and reassesses the management of those risks throughout the year.

Board Meetings and Committees

    The Board of Directors held a total of seven meetings during the fiscal year ending September 30, 2012. Each Director attended at less 75% of all such meetings of the Board of Directors and of the committees of the Board on which he served during fiscal 2012.

    The Company's Audit Committee currently consists of Sidney Chong, Chair, Robert D. Shiroki, Frank S. Markovich and Robert R. Andrews. All members of the Audit Committee are independent of management (as independence is defined in the Nasdaq listing standards). The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee held five meetings during fiscal year 2012. The Audit Committee's charter is available on our website at www.microwavefilter.com.

     The Company's Compensation Committee currently consists of John Kennedy, Chair, Robert Andrews, Sidney Chong and Anne Tindall. The Compensation Committee reviews compensation and benefits for the Company's executives. The Compensation Committee held one meeting during fiscal year 2012.

     The Company's Nominating Committee currently consists of Robert Andrews, Robert Essig, John Kennedy and Frank S. Markovich. All members of the Nominating Committee are independent of management ( as independence is defined in the Nasdaq listing standards). The Nominating Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Nominating Committee held one meeting during fiscal year 2012.

     When considering a potential candidate for membership on our Board, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgement. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board by a shareholder.

     The Nominating Committee will consider shareholder nominations for directors in writing to our corporate secretary prior to the meeting. To be timely, the notice must be delivered within the time period permitted for submission of a stockholder proposal as described under 'Shareholder Proposals.' Such notice must be accompanied by the nominee's written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating shareholder and persons acting in concert with the nominating shareholder.

    The Nominating Committee is responsible for recommending to our full Board of Directors nominees for election of directors. To fulfill this role, the committee interviews, evaluates and recommends individuals for membership on our Board and committees thereof.

    Each of the Company's directors is encouraged to attend the annual meeting of shareholders in person. Last year eight of nine directors attended the annual shareholders meeting.

    The Company also has a standing Executive Committee.

Compensation of Directors

    Non-officer Directors currently receive fees of $300.00 per board meeting and $300.00 per committee meeting. MFC also reimburses Directors for reasonable expenses incurred in attending meetings. The Chairman of the Board currently receives fees of $500.00 per board meeting and $500.00 per committee meeting. Officer members receive no compensation for their attendance at meetings.

     The following table summarizes the compensation paid to non-employee Directors for their service to the Board and its committees in fiscal 2012.

Director Compensation Table

Fees earned or
Name	paid in cash

Robert R. Andrews	$5,500
Ann Tindall	$2,100
Sidney Chong	$3,300
Robert D. Essig	$1,200
John Kennedy	$2,100
Frank S. Markovich	$3,300

Security Ownership of Certain Beneficial Owners and Management

    The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of February 22, 2013 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director of the Company and (iii) all Directors and Executive Officers as a group.

Directors, Officers	Shares Beneficially Owned
	Number	Percent

Carl F. Fahrenkrug *	72,298	2.80%
Frank S. Markovich *	4,340	**
Robert D. Shiroki *	88,432	3.40%
Sidney Chong *	1,000	**
Robert R. Andrews *	1,214	**
Richard L. Jones *	0	**
Robert D. Essig *	0	**
John J. Kennedy *	1,000	**
Anne Tindall*	0	**
All Directors and Executive
Officers as a group (nine persons)	168,284	6.50%

*Directors of the Company.
**Denotes less than one percent of class.

5% Shareholders	Shares Beneficially Owned
	Number	Percent

Hummingbird Management, LLC (1)	712,987	27.60%
575 Madison Avenue - 9th Floor
New York, New York 10022

(1) Based on the share information for Hummingbird Management, LLC reported on Schedule 13D filed by them on March 6, 2012. Hummingbird Management, LLC reported sole voting power and sole dispositive power to all such shares and shared voting power with respect to none of the shares.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.

Compliance with Section 16(a) of the Securities Exchange Act

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such officers, directors and 10% shareholders are also required by SEC Rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of such reports received by it, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements for the fiscal year ended September 30, 2012.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

    The Company's guiding compensation philosophy is to provide compensation that rewards individual and organizational performance. The Company aims to make executive compensation sensitive to Company performance, which is defined in terms of revenue growth and profitability. Compensation must also be competitive, thereby enabling the Company to attract, retain and motivate highly-qualified individuals who contribute to the Company's success.

     The following table provides information relating to compensation for fiscal 2012 and 2011 for the Company's Chief Executive Officer and Chief Financial Officer for services to the Company.

		Summary Compensation Table

		Salary	Bonus	Other	Total
Name and Principal
Position	Year	$	$	$(1)	$

Carl F. Fahrenkrug	2012	125,000	0	8,625	133,625
President and CEO	2011	119,594	0	8,570	128,164

Richard L. Jones	2012	104,000	0	18,929	122,929
Chief Financial Officer	2011	104,000	0	18,929	122,929

(1) All other compensation consists of contributions by the Company to the Company's 401(K) Salary Savings Plan in the amount of $7,500 (FY 2012), $7,176 (FY 2011) for Mr. Fahrenkrug and $6,900 (FY 2012), $6,900 (FY 2011) for Mr. Jones; premiums for life insurance of $487 (FY 2012), $622 (FY2011) for Mr. Fahrenkrug and $487 (FY 2012), $487 (FY 2011) for Mr. Jones; premiums for accidental death, dismemberment and long-term disability of $638 (FY 2012), $772 (FY 2011) for Mr. Fahrenkrug and $542 (FY 2012), $542 (FY 2011) for Mr. Jones and accrued vacation paid of $11,000 (FY 2012), $11,000 (FY 2011) for Mr. Jones.

    Mr. Fahrenkrug and Mr. Jones also receive five weeks of paid vacation each calendar year and participation in all benefits, plans and programs available to all employees.

Option Grants and Exercises

    There were no options granted or exercised by the executive officers listed in the executive compensation table above during the last fiscal year.

PROPOSAL ONE
ELECTION OF DIRECTORS

Nominees

     Four Directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. A term of office of three years for each person elected as a Director will continue to the Annual Meeting of Shareholders at which their term expires or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

The name of and certain information regarding each nominee are set forth below.

Nominee	Principal Occupation and Qualifications

ROBERT R. ANDREWS Age 72 Director since 1992	Mr. Andrews is the Chairman of the Board and past President of Morse Manufacturing Co., Inc., East Syracuse, N.Y. which produces specialized material handling equipment and has served in that capacity since prior to 1985.He received a B.A. degree from Arkansas University and has served as Vice President and a Director of the Manufacturers Association of Central New York, President of the Citizens Foundation, a Trustee of DeWitt Community Church, a Director of the Salvation Army and Chairman of the Business and Industry Council of Onondaga Community College. Mr. Andrews was elected Chairman of the Board of Directors of Microwave Filter Company, Inc. on November 17,2004.

Mr. Andrews brings extensive executive, management and operational experience as the President and Principal shareholder of a small manufacturing company.

SIDNEY K. CHONG Age 71 Director since 1995	Mr. Chong was a corporate accountant for Carrols Corp. in Syracuse prior to his retirement in January 2011. Prior to joining Carrols Corp., he was a Senior Accountant with Price Waterhouse and Co. in New York City. Mr. Chong has a Bachelor of Science degree in accounting from California State University.

Mr. Chong brings to the board extensive financial and business experience and is considered an 'audit committee financial expert' under SEC rules. Mr. Chong's extensive accounting and financial knowledge is an invaluable asset to the Board in its oversight of the integrity of our financial statements and the financial reporting process.

RICHARD L. JONES Age 64 Director since 2004	Mr. Jones was appointed a Director of Microwave Filter Company, Inc. on September 7, 2004. Mr. Jones has served as a Vice President and the Chief Financial Officer of Microwave Filter Company, Inc. since October 7, 1992. He has a Bachelor of Science degree in accounting from Syracuse University.

Mr. Jones brings to the Board extensive financial and business experience. His thorough knowledge of our business and operations is an invaluable asset to the Board.

ROBERT D. SHIROKI Age 49 Director since 2012	Mr. Shiroki is a Certified Public Accountant in the State of New York and the owner of Shiroki Associates CPA's located in Fayetteville, New York, which specializes in small businesses and startups. Prior to joining Shiroki Associates, he was the controller for Hart Lyman Companies of East Syracuse, New York. Mr. Shiroki has a Bachelor of Science in Finance from SUNY Brockport and a Bachelor of Science in Accounting from Syracuse University.

Mr. Shiroki brings to the board extensive financial and business experience and is considered an 'audit committee financial expert' under SEC rules. Mr. Shiroki's extensive accounting and financial knowledge is an invaluable asset to the Board in its oversight of the integrity of our financial statements and the financial reporting process.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR'
THE ELECTION OF EACH OF THE NOMINEES

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Directors Whose Terms Expire in 2014

Director	Principal Occupation and Qualifications

CARL F. FAHRENKRUG Age 70 Director since 1984

Mr. Fahrenkrug was appointed President and Chief Executive Officer of MFC on October 7, 1992. He has also served served as President and Chief Executive Officer of NSI since prior to 1986. He served as Vice President of Engineering at Microwave Systems, Inc., Syracuse, N.Y. from 1972 - 1976. Mr. Fahrenkrug has a B.S. and M.S. in Engineering and an MBA from Syracuse University.

Mr. Fahrenkrug brings to the Board executive leadership and industry experience. His thorough knowledge of our business, products, strategy, people, operations and competition provides us with strong leadership.

ROBERT D. SHIROKI Age 49 Director since 2012	Mr. Shiroki is a Certified Public Accountant in the State of New York and the owner of Shiroki Associates CPA's located in Fayetteville, New York, which specializes in small businesses and startups. Prior to joining Shiroki Associates, he was the controller for Hart Lyman Companies of East Syracuse, New York. Mr. Shiroki has a Bachelor of Science in Finance from SUNY Brockport and a Bachelor of Science in Accounting from Syracuse University.

Mr. Shiroki brings to the board extensive financial and business experience and is considered an 'audit committee financial expert' under SEC rules. Mr. Shiroki's extensive accounting and financial knowledge is an invaluable asset to the Board in its oversight of the integrity of our financial statements and the financial reporting process.

FRANK S. MARKOVICH Age 68 Director since 1992	Mr. Markovich is a consultant in the manufacturing operations and training field. Prior to that, he was the Director of the Manufacturing Extension Partnership at UNIPEG Binghamton. He held various high level positions in operations, quality and product management in a 20 year career with BF Goodrich Aerospace, Simmonds Precision Engine Systems of Norwich, N.Y. He completed US Navy Electronics and Communications Schools and received an MBA from Syracuse University.

Mr. Markovich brings to the Board extensive business leadership experience and an intimate knowledge of manufacturing operations, quality assurance and product management.

Directors Whose Terms Expire in 2015

Director	Principal Occupation and Qualifications

ROBERT D. ESSIG Age 67 Director since 2012	Mr. Essig is Of Counsel to the Law Firm Of Costello, Cooney & Fearon, PLLC in Syracuse, New York. His primary areas of practice have been Commercial Law, Commercial Real Estate, Environmental Law, Municipal Law and Zoning Law. Mr. Essig graduated with honors from Fordham University School of Law, J.D., in June of 1975. Mr. Essig was admitted to the New York State Bar and the Federal District Court (NDNY) in 1976. Mr. Essig is a member of the New York State Bar Association, the American Bar Association and the Onondaga County Bar Association.

Mr. Essig brings over 35 years of legal expertise to the Board of Directors.

JOHN J. KENNEDY Age 63 Director since 2009	Mr. Kennedy is the Senior Partner and Co-founder of Hawthorne Consulting Group, LLC, a continuous improvement consulting firm dedicated to the education and training of business owners, managers and their employees in the concepts of the Toyota Production System. Prior to that, Mr. Kennedy was a senior consultant with Seven Pines Consulting Group/Rutherford Associates. He has also held various management positions with Orion Bus Industries Ltd, General Motors Corp. and the Miller Brewing Company. He holds an MBA from Syracuse University and a BS degree from the University of Pennsylvania.

Mr. Kennedy brings to the Board extensive business leadership experience and an intimate knowledge in productivity and process improvement.

ANNE TINDALL Age 59 Director since 2012	Ms. Tindall is the founder and President of Employee Management Strategies, Inc. which provides a variety of comprehensive on and off-site professional human resource services to employers. Ms. Tindall is a graduate of the State University College at Buffalo with a Bachelor of Arts in Human Development - Family and Community Relations, in addition to a number of human resource-related courses and seminars.

Ms. Tindall brings over 33 years of human resource- related expertise to the Board of Directors.

Other Interests and Transactions

     Except as set forth in this Proxy Statement: (i) no participant in this solicitation is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (ii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the registrant; (iii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the registrant; (iv) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the registrant's last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the registrant or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (v) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the registrant or its affiliates, or with respect to any future transactions to which the registrant or any of its affiliates will or may be a party.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     EFP Rotenberg, LLP, Certified Public Accountants, as successor by merger, effective October 1, 2009, to the registered public accounting firm Rotenberg & Co. LLP, has served as our principal accountants since 2005. The Audit Committee has appointed EFP Rotenberg, LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2013. There have been no disagreements on any matters of accounting principles or practices, financial statements disclosure or auditing scope or procedures with EFP Rotenberg, LLP. None of their reports have contained an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

    The Board of Directors has approved the selection of EFP Rotenberg, LLP to audit our financial statements for the fiscal year ending September 30, 2013, and seeks shareholder ratification of such appointment. Representatives of EFP Rotenberg, LLP are expected to be present at the Annual Meeting.

    The Company's By-laws do not require that shareholders ratify the selection of EFP Rotenberg, LLP as the Company's independent register public accounting firm. The Board, however, is submitting the selection of EFP Rotenberg, LLP to shareholders for ratification as a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain EFP Rotenberg, LLP. Even if the selection is ratified, the Board and the Audit Committee at their discretion may change the appointment at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL THREE

ADVISORY VOTE ON EXECUTIVE COMPENSATION

    We are providing our stockholders an opportunity to indicate whether they support our Named Executive Officer compensation as described in this proxy statement. This advisory vote, commonly referred to as "say on pay," is not intended to address any specific item of compensation, but instead relates to the tabular disclosures regarding Named Executive Officer compensation, and the narrative disclosure accompanying the tabular presentation. These disclosures allow you to view the trends in our executive compensation program and the application of our compensation philosophies for the years presented.

    The Compensation Committee believes an effective compensation program should be one that is designed to recruit and keep top quality executive leadership focused on attaining long-term corporate goals and increasing stockholder value. We believe that our executive compensation program is designed to reasonably and fairly recruit, motivate, retain and reward our executives for achieving our objectives and goals.

     Accordingly, the Board of Directors unanimously recommends that stockholders vote in favor of the following resolution:

    "Resolved, that the stockholders approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission, including the compensation tables and the related footnotes and narrative disclosures."

     Although this vote is advisory and is not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. The proposal will be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE APPROVAL OF THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS

PROPOSAL FOUR

ADVISORY VOTE ON THE FREQUENCY OF SAY ON PAY VOTING

    In accordance with the Dodd-Frank Act and related SEC rules, stockholders are being given the opportunity to vote at the Annual Meeting on an advisory resolution regarding the compensation of our named executive officers ("say-on-pay"). See Proposal No. 3 above in this Proxy Statement. The Dodd-Frank Act and applicable SEC rules also require that, at least once every six years, stockholders be given the opportunity to vote on the advisory resolution set forth immediately above regarding the frequency of future say-on-pay votes.

    Stockholders may vote to recommend that future "say-on-pay" votes be held every year, every two years or every three years. The Board currently believes that future "say-on-pay" votes should occur every three years. The Board believes that holding a "say-on-pay" vote every three years offers the closest alignment with the Company's approach to executive compensation and its underlying philosophy that seek to enhance the long-term growth of the Company and to attract, retain and motivate our executive officers over the long term. The Board believes a three-year cycle for the advisory vote on executive compensation will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with the Company's business and results of operations. It will also minimize the administrative, compliance and other corporate expenses associated with holding "say-on-pay" votes more frequently (e.g., every year or every two years).

Effects of Advisory Vote

     Because the vote on this proposal is advisory in nature, it will not be binding on the Board. However, the Board of Directors will consider the outcome of the vote along with other factors when making its decision about the frequency of future "say-on-pay" votes.

Vote Required

    This proposal is being submitted to enable stockholders to express a preference as to whether future "say-on-pay" votes should be held every year, every two years or every three years. The selection that receives a plurality of affirmative votes will be considered the preference of the stockholders. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, and any such "broker non-votes" will not be deemed a vote cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "THREE YEARS" WITH RESPECT TO HOW FREQUENTLY A NON-BINDING SHAREHOLDER VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVES SHOULD OCCUR

PROPOSAL FIVE

STOCKHOLDER PROPOSAL

Furlong Financial, LLC, 10 G Street NE, Suite 710, Washington, DC 20002, the beneficial owner of over 77,000 shares of Common Stock, has advised us that it intends to submit the following proposal at the meeting. In accordance with federal securities regulations, we have included the text of the stockholder proposal and supporting statement exactly as submitted by the proposing stockholder (the "Proponent"). The Company is not responsible for the content of the stockholder proposal or the supporting statement.

Stockholder Proposal

RESOLVED, pursuant to paragraph (b) of Section 10 of Article II of the Bylaws (the "Bylaws") of Microwave Filter Company, Inc. (the "Corporation"), shareholders hereby amend the Bylaws to add paragraph (d) of Section 1 of Article III:

"The Corporation shall include in its proxy materials for a meeting of shareholders the name, together with the Disclosure and Statement (both defined below), of any person nominated for election to the Board of Directors by a shareholder or group thereof that satisfies the requirements of this paragraph (d) of Section 1 of Article III (the "Nominator"), and allow shareholders to vote with respect to such nominee on the Corporation's proxy card. Each Nominator may nominate up to three candidates for election at a meeting. To be eligible to make a nomination, a Nominator must:

(i) have beneficially owned 3% or more of the Corporation's outstanding common stock (the "Required Shares") for at least three years;

(ii) provide written notice received by the Secretary of the Corporation within the time period specified in paragraph (b) and (c) of Section 1 of Article III of these Bylaws containing (A) with respect to the nominee, (1) the information required by paragraph (b) and (c) of Section 1 of Article III of these Bylaws (such information is referred to herein as the "Disclosure") and (2) such nominee's consent to being named in the proxy statement and to serving as a director if elected; and (B) with respect to the Nominator, proof of ownership of the Required Shares; and

(iii) execute an undertaking that it agrees (A) to assume all liability of any violation of law or regulation arising out of the Nominator's communications with shareholders, including the Disclosure (B) to the extent it uses soliciting material other than the Corporation's proxy materials, comply with all applicable laws and regulations.

The Nominator may furnish, at the time the Disclosure is submitted to the Secretary of the Corporation, a statement for inclusion in the Company's proxy statement, not to exceed 500 words, in support of the nominee's candidacy (the "Statement"). The Board of Directors shall adopt a procedure for timely resolving disputes over whether notice of a nomination was timely given and whether the Disclosure and Statement comply with this paragraph (d) of Section 1 of Article III and any applicable SEC rules."

The following shall be added to paragraph (c) of Section 10 of Article II:

"Notwithstanding the foregoing, the total number of directors elected at any meeting may include candidates nominated under the procedures set forth in paragraph (d) of Section 1 of Article III representing no more than 25% of the total number of the Corporation's directors."

Supporting Statement

The proposed amendment will give shareholders the ability to vote for the Nominator's candidate(s) and the Corporation's candidate(s) on the same proxy card. This proposal also may give shareholders the option to nominate a director without the need to incur additional mailing costs.

WE URGE YOU TO VOTE FOR THIS PROPOSAL.

THE BOARD OF DIRECTORS HAS RECOMMENDED A VOTE AGAINST THIS STOCKHOLDER PROPOSAL FOR THE REASONS SET FORTH BELOW.

BOARD OF DIRECTOR'S STATEMENT IN OPPOSITION TO STOCKHOLDER PROPOSAL

     The Board recommends that you vote against this proposal because it advances a solution for a problem that does not exist at the Company, ignores the effective voice shareholders already have, and would introduce an unnecessary and potentially expensive and destabilizing dynamic into the Board election process. In the end, proxy access will only interfere with the Board's ability to serve the long-term interest of all shareholders.

    The Company's Bylaws and Corporate Governance Guidelines, and the Board's practices, already incorporate many measures that the Board believes afford shareholders input on matters important to them.

     Proxy access sets up a procedure that facilitates proxy contests that can be expensive and disruptive, and creates an uneven playing field in which the Company bears substantial expense while the shareholder nominee need expend little resources to promote its candidacy. The Company already bears the expense of filing and distributing proxy materials which would contain the shareholder nominee, and the Board is likely to feel compelled to undertake an additional and expensive campaign to inform shareholders of the reasons the shareholder nominee should not be elected. It is worth noting that the United States Court of Appeals for the District of Columbia overturned the SEC's proxy access rule precisely because it determined that the SEC had not adequately assessed the expense and distraction proxy contests would entail.

     In the absence of proxy access, the playing field is leveled, as the shareholder nominee would similarly need to undertake the expense of soliciting proxies on the nominee's behalf. The desire to avoid this expense has sometimes been cited as a reason for proxy access, but there is no reason why shareholders holding 3% of the outstanding shares of the Company shares should not, if they have a legitimate interest in sitting on the Board, bear the expense of soliciting proxies.

    Proxy access allows a shareholder with a special interest to use the proxy process to promote a specific agenda rather than the interests of all shareholders, creating the very real risk of politicizing the Board election process at virtually no cost to the proponent. The nomination of a candidate through the proxy access proposal would convert each such Board election into a contested contest in which the proposed Director nominee would only need to win on a plurality basis to be elected. Given this intersection between proxy access and plurality voting, at little or no cost to itself, a shareholder with an agenda to promote a narrow based interest need only gain the support of a limited number of shareholders who sympathize with that interest (or with an issue the shareholder sets up as a surrogate for its true underlying interest) to create a potentially destabilizing circumstance for the governance of the Company by nominating a candidate irrespective of whether they expect that candidate to win election to the Board. This is not in the best interests of shareholders as a whole. Indeed, the Circuit Court, in striking down the proxy access rule, cited the SEC's failure to assess the risk of giving a new tool to special interests. To be sure, such a risk exists today under existing proxy rules. But history has shown that the associated expense that the challenger must bear serves as an important filter to limit such challenges to instances where there are significant enough underlying governance issues to warrant the challenge. The proposal would eliminate any such constraint.

    Proxy access would bypass the Board's current process for identifying, screening and selecting Directors who meet the Board's (and regulatory) independence requirements, eligibility requirements and experience profiles. To function optimally, any board should be comprised of directors with the set of complimentary skills and experiences needed to provide the appropriate oversight role for their company in light of the company's strategic priorities and the scope and complexity of the company's business. Boards also must carefully review the independence of potential nominees, which for the Company is a complex undertaking in light of the broad scope of the Company's business and the resulting risk that nominees, their family members or affiliated entities may do business with the Company. The Nominating Committee considers potential nominees identified by shareholders using the same criteria and process it uses for nominees identified by others. Proxy access bypasses this process by placing directly into nomination candidates who may fail to meet the independence or other qualifications established by the Board or who may fail to contribute to the mix of needed perspectives.

     The election of a shareholder nominee, particularly one representing a narrow interest, risks disrupting the Board and preventing the Board from effectively promoting the long-term interests of shareholders. A Director that does not fit into the mix of skills and experience the Board seeks would at best fail to contribute to the work of the Board and would at worst create tensions that disrupt the effective functioning of the Board, particularly if the Director advocates for narrow interests that are not shared by all shareholders.

    Moreover, Directors elected by one shareholder group in one year may face successful opposition from a Director nominated by another shareholder group in a subsequent year, setting up ongoing instability on the Board. Our Company's success in recent years has grown out of its consistent application of a successful strategy for long-term value creation. Disruption of the Board's functioning could disrupt the ongoing pursuit of this successful strategy, and put shareholder value at risk.

* * * *

     The Board believes that the current measures the Company employs for the nomination and election of Directors have led to a Board that is responsive to shareholder input and consistently promotes a strategy of long-term value creation. There is no need to adopt a procedure that provides no additional benefit and creates a set of otherwise highly undesirable consequences.

ACCORDINGLY, THE BOARD RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL, AND IF THE PROPOSAL IS PRESENTED YOUR PROXY WILL BE VOTED AGAINST THIS PROPOSAL UNLESS YOU SPECIFY OTHERWISE.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants and management of the Company.

     The Audit Committee consists of four members, all of whom have been determined by the Board of Directors to be 'independent' under the NASDAQ listing standards as previously in effect and as amended. The Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. The Board of Directors of Microwave Filter Company, Inc. has determined that Mr. Chong and Mr. Shiroki, both members of the Audit Committee, are 'audit committee financial experts' as defined by the SEC's regulations. None of the Committee members are current officers or employees of the Company or its affiliates.

Audit Committee Report

    The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2012:

    . The Audit Committee has reviewed and discussed with the Company's management and the independent auditor (EFP Rotenberg, LLP) the Company's fiscal 2012 audited financial statements;

     . The Audit Committee has discussed with the Company's independent auditor (EFP Rotenberg, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.. 1. AU section 380) as adopted by the Public Company accounting Board in Rule 3200T ;

     . The Audit Committee has received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditor's communications with the audit committee concerning independence, and has discussed with the auditor their independence from the Company; and

     Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

Submitted by the Audit Committee of the Company's Board of Directors:
Sidney K. Chong, Robert R. Andrews, Frank S. Markovich, Robert D. Shiroki

FEES PAID TO INDEPENDENT AUDITORS

    Set forth below are the aggregate fees billed for professional services rendered to the Company by its independent auditors for fiscal 2012.

Audit Fees	$42,500
Financial Information Systems Design
and Implementation Fees	0
All Other Fees:
Tax Services	5,500
----------
Total fees	$48,000
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Other Matters

    The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: March 4, 2013

PROXY

This proxy is Solicited by The Board of Directors of Microwave Filter Company, Inc.

Proxy for 2013 Annual Meeting of Shareholders

The undersigned hereby appoints Robert R. Andrews and Carl F. Fahrenkrug proxies of the undersigned, with full power of substitution, to vote shares of common stock of the Company which the undersigned is entitled to vote at the 2013 Annual Meeting of the Shareholders to be held on Wednesday, April 10, 2013 at 10:00 a.m. and any adjournments thereof as follows:

(1) ELECTION OF DIRECTORS

     Instructions: To vote for all nominees, place an X in box number 1. To withhold authority to vote for any individual nominee, place an X in box number 2, and draw a line through his/her name in the list below.

1. [ ] For All Nominees
2. [ ] For All Nominees Except Those With A Line Through Their Name

Robert R. Andrews     Sidney K. Chong     Richard L. Jones      Robert D. Shiroki

The Board of Directors recommends a vote FOR all nominees.

(2) Proposal to ratify the appointment of EFP Rotenberg, LLP as the Company's independent auditors for the fiscal year ending September 30, 2013.

FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

The Board of Directors recommends a vote FOR this proposal.

(3) Advisory approval of compensation of named executives as disclosed in the Proxy Statement.

FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

The Board of Directors recommends a vote FOR this proposal.

(4) Advisory vote on the frequency of the advisory vote on the compensation of the named executives as disclosed in the Proxy Statement.

3 YEARS [ ]    2 YEARS [ ]    1 YEAR [ ]    ABSTAIN [ ]

The Board of Directors recommends 3 YEARS.

(5) Shareholder Proposal to Amend the Amended and Restated Bylaws of the Company to add a new Bylaw that would allow a shareholder, or group of shareholders, beneficially owning 3% or more of the Company's common stock continuously for at least three years to nominate three candidates for the election to the Company's Board of Directors at the meeting of stockholders.

FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

The Board of Directors recommends a vote AGAINST this proposal.

In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournments thereof. This proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1), (2), (3) and 3 years for Proposal (4) AND AGAINST SHAREHOLDER PROPOSAL (5).

NOTE: Please date and sign exactly as your name or names appear below and return in the enclosed postage paid envelope. When signing as an Attorney, Executor, Trustee, Guardian or Officer of a Corporation, please give title as such.

__________________________	________
Signature	Date

__________________________	________
Signature if held jointly	Date

IMPORTANT: To assist the Company in planning the Annual Meeting please check the following:

I plan to attend the Annual Meeting _____ I do not plan to attend the Annual Meeting _____